Supplement Dated May 21, 2021 to

Prospectus

Dated May 1, 1998 for

Liberty Advisor Variable Annuity Contracts and Certificates

Issued by

Lincoln Life Assurance Company of Boston

(formerly, Liberty Life Assurance Company of Boston)

Variable Account J of Lincoln Life Assurance Company of Boston
(formerly, Variable Account J of Liberty Life Assurance Company of Boston)

This Supplement amends certain information contained in the Prospectus for the Liberty Advisor group variable annuity contracts (“Contracts”) and related certificates (“Certificates”).  All terms not defined in this Supplement shall have the same meaning as the terms used in the Prospectus.  Please read this Supplement carefully and keep it for future reference.

Beginning June 4, 2021, in accordance with its right under the Contracts and Certificates, Lincoln Life Assurance Company of Boston (“Lincoln Life”) will no longer accept any additional purchase payments under the Contracts and Certificates.  Lincoln Life will ensure the continued maintenance and administration of the Contracts and Certificates.  Other Certificate Owner rights described in the Certificates and Prospectus will not change.  Those Certificate Owner rights, include, but are not limited to, the right to transfer Variable Account Value among Sub-Accounts, make partial withdrawals, surrender the Certificate and allocate Certificate Value to one or more annuity options.

If there are any questions about the change described in this supplement, or if the Certificate Owner wishes to obtain a prospectus for any Fund available under the Certificate, please do not hesitate to contact Lincoln Life toll free at 800-487-1485.